first quarter 2024 earnings may 2024 (Company Logo)

Forward Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential impacts of the execution of and the expected benefits and cost-savings, if any, from our Value Maximization Plan, including the completion of the wind-down of the ecommerce business, our expectations regarding United Auto Credit Corporation and CarStory, the impact from the UACC’s 2024-1 securitization transaction, and future results of operations and financial position, including our liquidity outlook for 2024. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended March 31, 2023, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. disclaimer

# first quarter results

### 1st quarter key performance indicators

- Substantially completed with ecommerce wind-down
- $91M Cash and Cash Equivalents[(1)]
- $825M UACC total Warehouse Capacity, $516M outstanding borrowings, $309M excess warehouse capacity
- $54M of liquidity available to UACC under the warehouse lines

### uacc performance highlights

- Continuing to grow origination volume and gross serviced portfolio sequentially and year over year
- Impacts of credit tightening in Q4-2022/Q1-2023 starting to show through as portfolio delinquencies declined sequentially
- We have focused on portfolio performance at UACC and currently expect originations since early 2023 to perform at a level that enables UACC to drive toward profitability

### 2024-1 securitization transaction

- In April 2024, UACC sold approximately $262.5 million of rated asset-backed securities in an auto loan securitization for proceeds of $261.3 million
- UACC retained the non-investment grade securities and residual interest at close and subsequently sold $37.5 million of non-investment grade securities for proceeds of $35.9 million in May 2024

**q1 2024 uacc performance highlights**

| | first quarter 2023 | fourth quarter 2023 | first quarter 2024 |
|---|---|---|---|
| gross serviced portfolio | $1,012 million | $1,098 million | $1,106 million |
| gross serviced accounts | 80,228 | 81,149 | 82,305 |
| indirect origination volume[(2)] | $113 million | $113 million | $130 million |

(1) Represents unrestricted cash and cash equivalents, excludes restricted cash, floorplan availability and warehouse availability. (2) Represents retail installment sale contracts originated through third-party dealers

3

**$92m of cash and cash equivalents[(1)] at first quarter end 2024**

(1) Represents unrestricted cash and cash equivalents. Excludes restricted cash, floorplan and warehouse availability. $136 $91 ($20) ($10) ($6) $12 ($16) 12/31/23 Cash and Cash Equivalents Discountinued Operations Payroll and Severance Vendor and Real Estate Exit Costs Run-off / Wind-Down Costs Cash in Inventory Release All Other 3/31/24 Cash and Cash Equivalents Payroll, benefits and severance for exited employees as a result of ecommerce wind-down Costs associated with early termination or modification of ecommerce contracts and leases Expenses to wind down ecommerce operations Cash in inventory at year end 2023 that was released as we liquidated inventory via wholesale channel (1) (1) 1st quarter cash and cash equivalents(1) 1st quarter cash and cash equivalents 4

# ecommerce wind down update

### ecommerce wind down activities

- Liquidated inventory via wholesale channel
  - Paid down floorplan loan agreement with Ally on 2/16/24
- Liquidating linehaul and last mile delivery fleet
- 96% of eliminated roles exited by end of Q1-2024
- Minimal lease and contract terminations outstanding
- Preserved and seeking to monetize technology, intellectual property and digital assets underlying ecommerce platform


Inventory
Unit Count
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
12/31/2023
1/7/2024
1/14/2024
1/21/2024
1/28/2024
2/4/2024
2/11/2024
2/18/2024
2/25/2024
3/3/2024
3/10/2024
3/17/2024
3/24/2024
3/31/2024
Inventory Units


Vroom Headcount(1)
900
800
700
600
500
400
300
200
100
0
12/31/2023
1/7/2024
1/14/2024
1/21/2024
1/28/2024
2/4/2024
2/11/2024
2/18/2024
2/25/2024
3/3/2024
3/10/2024
3/17/2024
3/24/2024
3/31/2024


Floorplan Outstanding Balance
millions USD
160
140
120
100
80
60
40
20
-
Paid off on 2/16/24
12/31/2023
1/7/2024
1/14/2024
1/21/2024
1/28/2024
2/4/2024
2/11/2024
2/18/2024
2/25/2024
3/3/2024

(1) Excludes UACC and CarStory headcount

5

**ecommerce wind down substantially complete**

Following the wind-down of our ecommerce operations, Vroom’s business is comprised of UACC and CarStory. UACC is an indirect lender that offers vehicle financing to consumers through third-party dealers under the UACC brand, focusing primarily on the non-prime market. CarStory is a leader in AI-powered analytics and digital services for automotive retail. In addition, Vroom continues to own the technology, IP and digital assets that powered Vroom’s retail automotive ecommerce platform. Vroom overview united auto credit business carstory business vroom assets Automotive eCommerce platform eCommerce used vehicle platform Predictive price and P&L models Consumer and B2B Inventory acquisition Consumer shopping solution Self-service checkout Consumer transaction hub deal status, pending action items, delivery and registration tracking Delivery and logistics solution with integrated tools for seamless driveway experiences Patent-pending titling, registration and document platform Proprietary document processing pipeline for automated contracting Payment integrations for credit card, ACH, debit and wire transfer payments Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities Financing and Loan Servicing Acquired by Vroom in 2022 Non-prime lending expertise Successful capital markets experience 9,500+ independent dealer network $1B+ gross serviced portfolio $732M in loan origination in 2022 External finance and management portal for dealers Consumer payment integrations and auto-pay functionality Integrated with largest dealer management platform credit applications Automatic pricing programs for both independent and franchise dealerships 3rd generation proprietary pricing engine powered by big data models with machine learning 100+ nationwide sales team with strong dealer relationships Tangible book value at 12/31 ~$143M Industry leading data, AI and technology Acquired by Vroom in 2021 18+ years of automotive vehicle history Extensive patent portfolio, including 29 issued or allowed and 7 pending patents Website conversion expertise Data science and analytics AI and ML models for vehicle pricing, similarity and imaging processing Major financial institution customers, dealers and retail auto service providers Vehicle acquisition and pricing product suite for dealers Consumer mobile apps with full-featured marketplace and augmented reality shopping experience V 6